UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE

  SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   November 5, 2003

                       TOYS “R” US, INC.
 (Exact name of registrant as specified in its charter)

Delaware	1-11609	22-3260693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Geoffrey Way,	07470
Wayne, New Jersey	(Zip Code)
(Address of Principal Executive Offices)

Registrant's Telephone Number, including area code      (973) 617-3500

(Former name or former address, if changed since last report)

Item 5.		Other Events and Required FD Disclosure

On November 5, 2003, Toys “R” Us, Inc. announced that Louis Lipschitz, Executive Vice President - Chief Financial Officer, will retire in March 2004.  A copy of the related press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

Item 7.		Financial Statements, Pro Forma Financial Information and Exhibits.

	( c )	Exhibits.

	Exhibit 99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOYS “R” US, INC.
(Registrant)

DATE November 5, 2003	BY /s/ Louis Lipschitz
Louis Lipschitz
Executive Vice President and Chief Financial Officer